Supplement dated March 25, 2009 to the

MassMutual Evolution variable annuity prospectus

dated August 20, 2008

This supplement revises the prospectus to reflect the following:

A) Availability of Certain Additional Features:

The Guaranteed Minimum Income Benefit 5 and Guaranteed Minimum Withdrawal Benefit (MassMutual Lifetime Payment Plus) are not available in contracts applied for after March 31, 2009. Applications for contracts applied for by March 31, 2009 must be received at the Annuity Service Center HUB with at least the minimum required funding or fully completed transfer paperwork by the close of business on April 3, 2009.

B) Change to Minimum Initial Purchase Payment Amount:

In the section “Purchasing a Contract – Purchase Payments,” the following text is added:

Effective March 25, 2009, if you apply for a contract with an election of the Guaranteed Minimum Income Benefit 5 or a Guaranteed Minimum Withdrawal Benefit (MassMutual Lifetime Payment Plus), the minimum amount we will accept for your initial purchase payment is $25,000 for qualified contracts and $50,000 for non-qualified contracts.